Future Minimum Payments Under Non-Cancelable Operating Leases with Initial Terms of One-Year or More (Detail) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2013 CNY
Commitments And Contingencies Disclosure [Abstract]
2014	$ 364,853	2,208,713
2015	187,344	1,134,126
2016	111,698	676,188
2017	74,488	450,928
2018	53,993	326,855
Thereafter	30,605	185,272
Operating Leases, Future Minimum Payments Due, Total	$ 822,981	4,982,082